                                  EXHIBIT 10.53
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Security Agreement"), dated as of November ___, 2000, is executed by Interactive Telesis, Inc., a Delaware corporation ("Borrower"), in favor of Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company ("Secured Lender").

                                    RECITALS

          A. Borrower and Secured Lender have entered into (i) a Loan and Security Agreement dated the date hereof, and (ii) the Schedule attached thereto and made an integral part thereof (collectively, the "Agreement"), pursuant to which Secured Lender has made Loan(s) available to Borrower.

          B. In order to induce Secured Lender to enter into the Agreement, Borrower has agreed to enter into this Security Agreement and to grant the security interest in the Collateral described below.

                                    AGREEMENT

          NOW, THEREFORE, in consideration described in the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Secured Lender as follows:

          1. DEFINITIONS AND INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement shall have the respective meanings given to those terms in the Agreement.

          2. GRANT OF SECURITY INTEREST. AS SECURITY FOR THE OBLIGATIONS, Borrower hereby pledges and assigns to Secured Lender and grants to Secured Lender a security interest in all of its right, title and interests in and to the following property now owned or hereafter acquired (collectively and severally, the "Collateral"):

               2.1 All copyrights including all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all resignations and recordings thereof, including all applications, registrations and recordings in the United States Copyright Office or any successor or agency thereto (the "Copyright Office") or in any similar office or agency of the United States, any state thereof, or any foreign country

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                    or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described on Attachment I hereto (collectively, the "Copyrights");

               2.2 All patentable inventions, patent rights, shop rights, letter patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all patent registrations an recordings in the United States Patent and Trademark Office or any successor office or agency thereto (the "Patent and Trademark Office") or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Attachment I hereto (collectively, the "Patents");

               2.3 All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Attachment I hereto (collectively, the "Trademarks");

               2.4 All goodwill of Borrower's business symbolized by the Trademarks and all customer lists and other records of Borrower relating to the distribution of products or provision of services bearing or covered by the Trademarks;

               2.5 All information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally know to, and not being ready ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Borrower (collectively, the "Trade Secrets");

               2.6 All claims by Borrower against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, or Trade Secrets;

               2.7 All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

          3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Secured Lender that (a) Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that no other Person has any right, title, claim, or interest (by way of Lien or otherwise) in, against or to the Collateral other than Permitted Liens; (b) Secured Lender has or, in the case of after-acquired Collateral, will have, a perfected first-priority security interest in the Collateral; and
               (c) Borrower does not own any Patents, Trademarks, Copyrights registered in, or the subject of pending applications in, the Patent and Trademark Office, the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Attachment I hereto.

          4. COVENANTS RELATING TO COLLATERAL. Borrower hereby agrees (a) to perform all commercially reasonable acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Lender therein and the first priority of such Lien; (b) to appear in and defend any action or proceeding which may affect its title to or Secured Lender's interest in the Collateral; (c) to promptly register the most recent version of Borrower's material Copyrights, if not so already registered, as Secured Lender may reasonably request from time to time; (d) on a continuing basis, to make, execute and acknowledge and deliver appropriate filings with the Patent and Trademark Office and the Copyright Office, including one or more Powers of Attorney substantially in the form of Attachment II hereto. Secured Lender agrees not to use the Powers of Attorney unless an Event of Default has occurred and is continuing.

          5. NOTICE OF PATENT, TRADEMARK OR COPYRIGHTS. Borrower will promptly notify Secured Lender upon (a) the filing by Borrower of an application for the registration of any Patent, Trademark or Copyright with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, or (b) the acquisition by Borrower of any Patent, Trademark or Copyright that is filed with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof.

          6. SUCCESSORS AND ASSIGNS. This Security Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Secured Lender's prior written consent, which consent may be granted or withheld in Secured Lender's sole discretion. Secured Lender shall have the right at any time, pursuant to the Agreement, to sell, transfer, or negotiate all or any part of, or any interest in the Obligations, this Agreement or any of the Related Agreements, and upon any such sale, transfer or negotiation, the assignee thereof shall be entitled to all of the right and interest of the Secured Lender so transferred.

          7. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Security Agreement to be invalid or unenforceable as to any person or circumstances, such find shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Security Agreement in all other respects shall remain valid and enforceable.

          8. WAIVER. Secured Lender shall not be deemed to have waived any rights under this Security Agreement, unless such waiver is given in writing and signed by Secured Lender. No delay or omission on the part of Secured Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Secured Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Secured Lender's right otherwise to demand strict compliance with that provision or any other provision of this Security Agreement. No prior waiver by Secured Lender, nor any course of dealing between Secured Lender and Borrower, shall constitute a waiver of any of Secured Lender's rights or of any obligations of Borrower as to any future transactions. Whenever the consent of Secured Lender is required under this Security Agreement, the granting of such consent by Secured Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases may be granted or withheld in the sole discretion of Secured Lender.

          9. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed as of the first day and year first written above.


                                       INTERACTIVE TELESIS INC.


                                       BY:
                                           -------------------------------------
                                           William R. Adams
                                           Secretary and Chief Financial Officer


AGREED:
HAMBRECHT & QUIST GUARANTY FINANCE, LLC


               BY:
                   --------------------------------------------
                   Donald M. Campbell
                   Chief Executive Officer

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STATE OF CALIFORNIA                 )
                                    )
COUNTY OF                           )
          --------------------------


          On November 21, 2000, before me, ___________________________________,
Personally appeared _____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

          WITNESS my hand and official seal.



          Signature _________________________________  (Seal)



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                                  ATTACHMENT I
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


---------------------------------------------------------------------------------------------------------------------
                                    TRADEMARKS (INCLUDING TRADEMARK APPLICATIONS)
---------------------------------------------------------------------------------------------------------------------
TRADEMARK                          JURISDICTION              REGISTRATION DATE            REGISTRATION NUMBER
---------------------------------------------------------------------------------------------------------------------
InvestorReach                                                June 28, 1996                75/126541
---------------------------------------------------------------------------------------------------------------------
MarketReach                                                  July 8, 1996                 75/131187
---------------------------------------------------------------------------------------------------------------------
Telesurvey                                                   August 5, 1999               75/640079
---------------------------------------------------------------------------------------------------------------------
VoiceVault                                                   June 2, 2000                 76/062380
---------------------------------------------------------------------------------------------------------------------
The Voice of Experience                                      August 28, 2000              76/117692
---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                       PATENTS (INCLUDING PATENT APPLICATIONS)
----------------------------------------------------------------------------------------------------------------------
PATENT                             JURISDICTION              REGISTRATION DATE            REGISTRATION NUMBER
---------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                    COPYRIGHTS (INCLUDING COPYRIGHT APPLICATIONS)
----------------------------------------------------------------------------------------------------------------------
COPYRIGHTS                         JURISDICTION              REGISTRATION DATE            REGISTRATION NUMBER
---------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT II
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

STATE OF CALIFORNIA                  )
                                     ) ss:
COUNTY OF                            )
          --------------------------

          KNOW ALL PERSONS BY THESE PRESENTS, THAT INTERACTIVE TELESIS INC., a Delaware corporation ("Borrower"), pursuant to an Intellecutal Property Security Agreement dated the date hereof (the "SECURITY AGREEMENT"), between Borrower and HAMBRECHT & QUIST GUARANTY FINANCE, LLC, a California limited liability company ("SECURED LENDER"), hereby appoints and constitutes Secured Lender, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Borrower:

          1. For the purpose of assigning, selling, licensing, or otherwise disposing of all right, title and interest of Borrower in and to any letters patent of the United States or any other country or political subdivision thereof, and all regisrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers to the extent necessary or advisable to effect such purpose;

          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefore, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers to the extent necessary or advisable to effect such purpose;

          3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any copyrights, and all registations, recordings, reissues, extensions and renewals thereof, and all pending applications therefore, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers to the extent necessary or advisable to effect such purpose;

          4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applictations therefore, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers to the extent necessary or advisable to effect such purpose;

          5. For the purpose of evidencing and perfecting Secured Lender's interest in any patent, trademark, copyright or mask work not previously assigned to Secured Lender as security, or in any patent, trademark, copyright or mask work, which Borrower may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers to the extent necessary or advisable to effect such purpose.

          6. To execute any and all documents, statements, certificates or other papers to the extent necessary or advisable to obtain the purposes described above as Secured Lender may in its sole discretion determine.

Dated: November ___, 2000

Interactive Telesis Inc.


By:
    --------------------------------------------
    William R. Adams
    Secretary & Chief Financial Officer

STATE OF CALIFORNIA                 )
                                    )
COUNTY OF                           )
          --------------------------

          On November ____, 2000, before me, _________________________________,
Personally appeared _____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

                       WITNESS my hand and official seal.



                       Signature _____________________________ (Seal)





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